SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 6, 2010

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Financing Transaction

On September 27, 2010, Pacific Ethanol, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 7 accredited investors (the “Investors”).  Under the terms of the Purchase Agreement, the Company agreed to sell $35 million of Senior Convertible Notes (the “Notes”) and Warrants (the “Warrants”) to purchase an aggregate of 20,588,235 shares of the Company’s common stock, $0.001 par value per share (“Common Stock), to the Investors in a private offering (the “Financing Transaction”).  The sale of the Notes and the Warrants to the Investors closed (the “Closing”) on October 6, 2010 (the “Closing Date”).  In connection with the sale of the Notes and the Warrants, the Company entered into a registration rights agreement with the Investors on October 6, 2010 (the “Registration Rights Agreement”).  The Company paid Lazard Capital Markets LLC $2,450,000 upon the Closing in consideration of placement agent services provided to the Company.

The terms of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement were briefly described in a Current Report on Form 8-K filed on September 28, 2010 (the “Initial Form 8-K”).  The description of the terms of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement in the Initial Form 8-K filed is incorporated herein by reference.  The description of the agreements and securities in the Initial Form 8-K is qualified in its entirety by reference to the full text of the agreements, each of which was attached as an exhibit to the Initial Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the Financing Transaction.

The full text of the press release announcing the Closing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

New PE Holdco Acquisition

Exercise of Call Option

On June 29, 2010, pursuant to a certain Amended Joint Plan of Reorganization (the “Plan”) to which the Company is party, the Company entered into a Call Option Agreement (the “Option Agreement”) with New PE Holdco LLC, a Delaware limited liability company formed as part of the Plan (“New PE Holdco”), and certain of the current owners of membership interests in New PE Holdco (the “Named Owners”).  Under the terms of the Option Agreement, the Company had the right to acquire up to 25% of the outstanding membership interests of New PE Holdco from the Named Owners (the “Option”) for an aggregate purchase price of $30,000,000 in cash (or $1,200,000 for each one percent of membership interest in New PE Holdco).  On September 28, 2010, the Company delivered a notice of exercise to New PE Holdco pursuant to which the Company exercised the Option to purchase an aggregate of 12% of the total outstanding membership interests of New PE Holdco (the “Option Interests”) from the Named Owners for an aggregate purchase price of $14.4 million.

On October 6, 2010, using the proceeds of the Financing Transaction, the Company purchased the Option Interests from the Named Owners for an aggregate purchase price of $14.4 million in cash.

Purchase of Units in New PE Holdco LLC

On September 28, 2010, the Company entered into an Agreement for Purchase and Sale of Units (the “Units Purchase Agreement”) in New PE Holdco with Candlewood Special Situations Fund, L.P. (formerly known as CS Candlewood Special Situations Fund, L.P. and referred to herein as “Candlewood”) under which the Company agreed to purchase 80 Units of New PE Holdco (8% of the total outstanding membership interests of New PE Holdco, the “Candlewood Interests”) from Candlewood for an aggregate purchase price of $8,880,000 in cash.  On October 6, 2010, using the proceeds of the Financing Transaction, the Company purchased the Candlewood Interests from Candlewood for an aggregate purchase price of $8,880,000 in cash.

The foregoing description of the Units Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Units Purchase Agreement which was filed as Exhibit 10.5 to the Initial Form 8-K.

Following the purchase of the Option Interests and the Candlewood Interests on October 6, 2010, the Company owns 20% of the outstanding membership interests of New PE Holdco.

Sale of Interest in Front Range Energy, LLC

On September 27, 2010, the Company’s wholly owned subsidiary, Pacific Ethanol California, Inc. (“PECA”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Daniel A. Sanders (“Sanders”) under which PECA agreed to sell its entire interest in Front Range Energy, LLC, a Colorado limited liability company (“Front Range”), consisting of 10,094.595 Class B Voting Units and representing approximately 42% of the outstanding membership interests of Front Range, to Sanders for an aggregate cash consideration of $18,500,000 (the “Front Range Transaction”).  PECA consummated the Front Range Transaction on October 6, 2010.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the MIPA which was filed as Exhibit 10.6 to the Initial Form 8-K.

Payoff of Certain Indebtedness

On October 6, 2010, the Company paid off all of its indebtedness owed to Lyles United LLC and Lyles Mechanical Co., in the aggregate amount of approximately $17.0 million, using the proceeds of the Front Range Transaction.

Item 2.01    Completion of Acquisition or Disposition of Assets.

New PE Holdco Acquisition

On October 6, 2010, the Company acquired 20% of the outstanding membership interests of New PE Holdco (the “New PE Holdco Acquisition”).  The assets of New PE Holdco consist of the ownership of the Company’s former wholly-owned subsidiary, Pacific Ethanol Holding Co. LLC, which owns four ethanol production plants located in Madera, California, Boardman, Oregon, Burley, Idaho, and Stockton, California.  The description of the New PE Holdco Acquisition in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 2.01.

Sale of Interest in Front Range Energy, LLC

On October 6, 2010, PECA sold its 42% interest in Front Range. Front Range owns and operates an ethanol production facility located in Windsor, Colorado, with an annual production capacity of up to 50 million gallons.  The description of the Front Range Transaction in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 2.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 6, 2010, the Company sold Notes in the aggregate principal amount of $35 million in the Financing Transaction.  The description of the Financing Transaction in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 2.03.

Item 3.02   Unregistered Sales of Equity Securities.

On October 6, 2010, the Company issued the Notes and the Warrants to 7 accredited investors in the Financing Transaction. The description of the Financing Transaction in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 3.02.

In connection with the Financing Transaction, the Company paid placement agent fees of $2,450,000 to Lazard Capital Markets LLC, the Company’s placement agent.  The Notes and the Warrants were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

To be filed under cover of Form 8-K/A on or before December 22, 2010.

(b)	Pro Forma Financial Information.

To be filed under cover of Form 8-K/A on or before December 22, 2010.

(c)	Shell Company Transactions.

Not Applicable

(d)	Exhibit No.	Description

	10.1	Securities Purchase Agreement, dated September 27, 2010, between the Company and the Investors (*) (#)

	10.2	Form of Senior Convertible Notes (*) (#)

	10.3	Form of Warrants (*) (#)

	10.4	Form of Registration Rights Agreement between the Company and the Investors (*) (#)

	10.5	Agreement for Purchase and Sale of Units in New PE Holdco, dated September 28, 2010, between the Company and CS Candlewood Special Situations Fund, L.P. (*) (#)

	10.6	Membership Interest Purchase Agreement, dated September 27, 2010, between Pacific Ethanol California, Inc. and Daniel A. Sanders (*) (#)

	99.1	Press Release (**)
______________

(#)     All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

(*)     Filed as an exhibit to the Current Report on Form 8-K for September 27, 2010 filed on September 28, 2010.

(**)   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: October 6, 2010	By:	/s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

EXHIBIT FILED WITH THIS REPORT

Exhibit No.	Description

99.1	Press Release (**)